FOR IMMEDIATE RELEASE

COMMUNITY WEST BANCSHARES RECEIVES REGULATORY APPROVALS TO
MERGE WITH UNITED SECURITY BANCSHARES

FRESNO, CALIFORNIA – March 16, 2026 – Community West Bancshares (NASDAQ: CWBC), the parent company of Community West Bank, and United Security Bancshares (NASDAQ: UBFO), the parent company of United Security Bank, announced today that the required regulatory approvals from the Federal Deposit Insurance Corporation and the California Department of Financial Protection and Innovation, as well as a waiver from the Federal Reserve Bank of San Francisco, have been received pursuant to the proposed merger in which United Security Bancshares will merge with and into Community West Bancshares as the surviving company, and United Security Bank will merge with and into Community West Bank.

The closing of the transaction is expected to be completed in the second quarter of 2026, subject to approval by the shareholders of both companies at special meetings scheduled for March 30, 2026, and the satisfaction of certain other customary closing conditions contained in the merger agreement.

The conversion of all operational systems is expected to be completed in the third quarter of 2026.

Upon merger completion, the combined company will have approximately $5 billion in total assets, and will operate Banking Centers in 13 Central California counties representing 31 unique communities.

“Receiving regulatory approval moves us one step closer to bringing our two organizations together,” stated James J. Kim, CEO of Community West Bancshares and CEO and President of Community West Bank. “We are proud of our 46-year history and pleased to welcome United Security Bank’s team as we expand our ability to serve Central California. By uniting our organizations, we are strengthening our regional community bank with greater capacity to support employees and deliver long-term value to our clients, communities, and shareholders.”

“This milestone reflects the shared values, relationship-based banking, and community commitment that have guided both of our organizations for decades,” stated Dennis R. Woods, Chairman of the Board, President, and CEO of United Security Bancshares and United Security Bank. “We believe combining our two organizations creates a strong foundation for Community West Bank’s long-term strength into the future.”

About Community West Bank and Bancshares
Community West Bancshares (NASDAQ: CWBC) and its wholly owned subsidiary, Community West Bank, are headquartered in Fresno, California. The Company was established in 1979 with the vision to help businesses and communities by exceeding expectations at every opportunity, and opened its first Banking Center on January 10, 1980. Today, Community West Bank operates full-service Banking Centers throughout Central California and maintains a variety of departments supporting Commercial Lending, Agribusiness, SBA, Residential Construction and Mortgage, Manufactured Housing, Private Banking, and Treasury Management Services.

More information about Community West Bancshares and Community West Bank can be found at www.communitywestbank.com.
###
- more -

Regulatory Approval – Page 2

About United Security Bank and Bancshares
United Security Bancshares (NASDAQ: UBFO) is the holding company for United Security Bank, which was founded in 1987 and is headquartered in Fresno, California. United Security Bank provides a full range of commercial and personal banking services through a network of 13 full-service branch offices in Fresno, Bakersfield, Campbell, Caruthers, Coalinga, Firebaugh, Fowler, Mendota, Oakhurst, San Joaquin, and Taft. Additionally, United Security Bank operates Commercial Real Estate, Construction, Commercial Lending, and Consumer Lending departments. United Security Bank is dedicated to delivering exceptional service and fostering economic growth in the communities it serves. For more information, please visit www.unitedsecuritybank.com.

CONTACTS:

Investor Contact:	Media Contact:
Shannon Livingston	Debbie Nalchajian-Cohen
Community West Bancshares	559-222-1322 or (559) 281-1312 (cell)
(916) 235-4617

Dave Kinross
United Security Bancshares
(559) 490-6261
ATTACHMENTS:
Community West Bancshares and Bank logos, and United Security Bancshares and Bank logos

Forward-Looking Statements – This press release contains certain forward-looking information about Community West Bancshares, United Security Bancshares, and the combined company after the close of the merger and is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. Such statements involve inherent risks, uncertainties, and contingencies, many of which are difficult to predict and are generally beyond the control of Community West Bancshares, United Security Bancshares and the combined company. Community West Bancshares and United Security Bancshares caution readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. In addition to factors previously disclosed in reports filed by Community West Bancshares and United Security Bancshares with the SEC, risks and uncertainties for each institution and the combined institution include, but are not limited to the ability to complete the merger; approval by the shareholders of Community West Bancshares or United Security Bancshares may not be obtained; the successful integration of United Security Bancshares, or achieving expected beneficial synergies and/or operating efficiencies, in each case might not be obtained within expected time-frames or at all; the possibility that personnel changes/retention will not proceed as planned; and other risk factors described in documents filed by Community West Bancshares and United Security Bancshares with the SEC. All forward-looking statements included in this press release are based on information available at the time of the communication. Pro forma, projected and estimated numbers are used for illustrative purposes only and are not forecasts, and actual results may differ materially. Community West Bancshares and United Security Bancshares are under no obligation to (and expressly disclaim any such obligation to) update or alter any forward-looking statements, whether as a result of new information, future events or otherwise except as required by law.
- more -

Regulatory Approval – Page 3
Additional Information and Where to Find It – Community West Bancshares has filed a registration statement on Form S-4 with the SEC in connection with the proposed transaction. The registration statement includes a joint proxy statement of Community West Bancshares and United Security Bancshares that also constitutes a prospectus of Community West Bancshares, which has been sent to the shareholders of Community West Bancshares and United Security Bancshares. Before making any voting decision, the shareholders of Community West Bancshares and United Security Bancshares are advised to read the joint proxy statement/prospectus because it contains important information about Community West Bancshares, United Security Bancshares and the proposed transaction. This document and other documents relating to the merger filed by Community West Bancshares can be obtained free of charge from the SEC’s website at www.sec.gov. These documents also can be obtained free of charge by accessing Community West Bancshares’ website at ir.communitywestbank.com under the tab “Financials” and on United Security Bancshares’ website at investors.unitedsecuritybank.com under the tab “Financials” and “SEC Filings.” Alternatively, these documents can be obtained free of charge from Community West Bancshares upon written request to Community West Bancshares, Attn: Investor Relations, 7100 N. Financial Dr., Suite 101, Fresno, CA 93720, or by calling (916) 235-4617 or from United Security Bancshares upon written request to United Security Bancshares, Attn: Investor Relations, 2126 Inyo St., Fresno, CA 93721, or by calling (559) 490-6261. The contents of the websites referenced above are not deemed to be incorporated by reference into the registration statement or the joint proxy statement/prospectus.

Participants in the Solicitation - This press release does not constitute a solicitation of a proxy, an offer to purchase or a solicitation of an offer to sell any securities. Community West Bancshares, United Security Bancshares, and certain of their directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Community West Bancshares and United Security Bancshares in connection with the proposed merger under SEC rules. Information about the directors and executive officers of Community West Bancshares and United Security Bancshares is included in the joint proxy statement/prospectus for the proposed transaction filed with the SEC. These documents may be obtained free of charge in the manner described above under “Additional Information and Where to Find It.”

Security holders may obtain information regarding the names, affiliations and interests of Community West Bancshares’ directors and executive officers in the definitive proxy statement of CWBC relating to its 2025 Annual Meeting of Shareholders filed with the SEC on April 4, 2025 and in CWBC’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 17, 2025. Security holders may obtain information regarding the names, affiliations and interests of United Security Bancshares’ directors and executive officers in the definitive proxy statement of United Security Bancshares relating to its 2025 Annual Meeting of Shareholders filed with the SEC on April 7, 2025 and in United Security Bancshares’ Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 20, 2025.